Exhibit 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 9th day of November 2007



/S/ WILLIAM J. RAIKE, III
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William J. Raike, III
President and Chief Executive Officer


/S/ MELISSA L. WHITLEY
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Melissa L. Whitley
Chief Financial Officer